UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

JUNIATA VALLEY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

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Pennsylvania	0-13232	23-2235254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania	17059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 582-5101

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Juniata Valley Financial Corp.

Current Report on Form 8-K

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 17, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Juniata Valley Financial Corp. (the “Company” or “Juniata”), based on the recommendation of management, and after consultation with the Company’s independent registered public accounting firm, concluded that the Company’s previously issued audited consolidated financial statements as of and for the years ended December 31, 2023 and 2022 and its previously issued unaudited interim condensed consolidated financial statements for each of the first three quarters in the year ended December 31, 2023 (collectively, the “Affected Financials”) were materially misstated and, accordingly, should no longer be relied upon.  Similarly, related reports filed with the Securities Exchange Commission, earnings releases, press releases, shareholder communications, investor presentations or other communications describing relevant portions of the Affected Financials should no longer be relied upon.

The Company intends to restate its consolidated financial statements as of and for the year ended December 31, 2023 and 2022, in connection with the filing of an amended 2023 Form 10-K/A. Similarly, the Company will include restated unaudited financial information for each of the first three quarters of 2023 in its amended 2023 10-K/A.

In conjunction with the preparation of its unaudited condensed consolidated financial statements for the three months ended March 31, 2024, the Company identified an error (the “Error”) in each of the Affected Financials related to the Company’s capitalization of costs, which should have been expensed in the period incurred. The Error resulted from the capitalization of $1.6 million of fees paid to a vendor in the fourth quarter of 2022 for successful completion of the negotiation of the Company’s contract with its core processing vendor.  The capitalized amount should have been recognized as an expense when it was paid in 2022.  This Error resulted in an overstatement of the Company’s accrued interest receivable and other assets and total stockholder’s equity by $1.3 million for the periods in the Affected Financials. The Error also resulted in an understatement of the Company’s professional fees by $1.6 million and an overstatement of its net income by $1.3 million for the year-ended December 31, 2022.

At this time, the Company has not fully completed its review, and the expected financial impact of the Error, described above, is preliminary and subject to change. The Company cannot provide assurance that other errors will not be identified.

Controls and Procedures

Due to discovery of the Error, the Company’s management re-evaluated the effectiveness of the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2023 and identified a material weakness in the Company’s ICFR that existed as of December 31, 2023. As a result of this newly identified material weakness, Management’s Report on Internal Control Over Financial Reporting on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023, included in the Company’s 2023 Annual Report on Form 10-K, should no longer be relied upon because management has concluded that the Company’s ICFR and its disclosure controls and procedures were not effective as of December 31, 2023 due to the identified material weakness. The Company will provide further specifics on the material weakness and its remediation plan in its amendment to the 2023 Annual Report.

The Company’s management and the Audit Committee discussed the matters disclosed in this Item 4.02 with Crowe LLP, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This document may contain “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the current views of Juniata’s management with respect to, among other things, future events and Juniata’s financial performance.  When words such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words  or similar expressions are used in this release, Juniata is making forward-looking statements. Such information is based on Juniata’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business, many of which, by their nature, are inherently uncertain and beyond the control of Juniata. These statements are not historical facts or guarantees of future performance, events or results and are subject to risks, assumptions and uncertainties that are difficult to predict. If one or more events related to these or other risks or uncertainties materializes, or if underlying assumptions prove to be incorrect, actual results may differ materially from this forward-looking information. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and many factors could affect future financial results. Juniata undertakes no obligation to publicly update or revise forward looking information, whether because of new or updated information, future events, or otherwise. For a more complete discussion of certain risks and uncertainties affecting Juniata, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements” set forth in the Juniata’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Juniata Valley Financial Corp.

Date: May 21, 2024	By:	/s/ Michael W. Wolf

	Name:	Michael W. Wolf
	Title:	EVP, Chief Financial Officer